SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 8, 2015

AmeriCredit Automobile Receivables Trust 2015-2

(Exact name of registrant as specified in its charter)

AFS SenSub Corp.

(Exact name of depositor as specified in its charter)

AmeriCredit Financial Services, Inc.

(Exact name of sponsor as specified in its charter)

Delaware	333-194765-04	47-6888283
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
c/o AmeriCredit Financial Services, Inc. Attention: Frank E. Brown III, Esq. 801 Cherry Street, Suite 3500 Fort Worth, Texas		76102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number including area code - (817) 302-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

AFS SenSub Corp. (“AFS SenSub”), as depositor, and AmeriCredit Financial Services, Inc. (“AmeriCredit”), as sponsor, will cause a newly formed issuing entity, AmeriCredit Automobile Receivables Trust 2015-2 (the “Issuing Entity”), to issue $200,000,000 Class A-1 0.40000% Asset Backed Notes (the “Class A-1 Notes”), $181,000,000 Class A-2-A 0.83% Asset Backed Notes (the “Class A-2-A Notes”), $215,720,000 Class A-2-B Floating Rate Asset Backed Notes (the “Class A-2-B Notes” and together with the Class A-2-A Notes, the “Class A-2 Notes”), $257,880,000 Class A-3 1.27% Asset Backed Notes (the “Class A-3 Notes”), $92,070,000 Class B 1.82% Asset Backed Notes (the “Class B Notes”), $114,280,000 Class C 2.40% Asset Backed Notes (the “Class C Notes”), $112,380,000 Class D 3.00% Asset Backed Notes (the “Class D Notes” and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes and the Class C Notes, the “Publicly Offered Notes”), $26,670,000 Class E 3.60% Asset Backed Notes (the “Class E Notes”), and an Asset Backed Certificate (the “Certificate”), on April 15, 2015 (the “Closing Date”). The Publicly Offered Notes will be registered under the Registration Statement. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements to be executed in connection with the issuance of the Publicly Offered Notes, the forms of which were filed as Exhibits to the Registration Statement.

The Publicly Offered Notes evidence indebtedness of the Issuing Entity, the assets of which consist primarily of “sub-prime” automobile loan contracts (the “Receivables”) secured by new and used automobiles, light duty trucks and vans. The Publicly Offered Notes will be sold to Deutsche Bank Securities Inc. (“Deutsche Bank Securities”), BNP Paribas Securities Corp. (“BNP Paribas”), Citigroup Global Markets Inc. (“Citigroup”), Credit Suisse Securities (USA) LLC (“Credit Suisse” and collectively with Deutsche Bank Securities, BNP Paribas and Citigroup, the “Representatives”), Barclays Capital Inc. (“Barclays”), Morgan Stanley & Co. LLC (“Morgan Stanley”), RBC Capital Markets, LLC (“RBC Capital Markets”) and RBS Securities Inc. (“RBS Securities” and collectively with the Representatives, Barclays, Morgan Stanley and RBC Capital Markets, the “Underwriters”), pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated as of April 8, 2015 (the “Underwriting Agreement”), among AmeriCredit, AFS SenSub and the Representatives.

Item 8.01.	Other Events.

The Issuing Entity was formed, and the Certificate will be issued, pursuant to the Trust Agreement, attached hereto as Exhibit 4.2, dated as of March 18, 2015, as amended and restated as of April 8, 2015 (the “Trust Agreement”), between AFS SenSub and Wilmington Trust Company (“WTC”), as Owner Trustee. The Publicly Offered Notes will be issued pursuant to the Indenture, attached hereto as Exhibit 4.1, dated as of April 8, 2015 (the “Indenture”), between the Issuing Entity and Citibank, N.A. (“Citibank”), as Trustee and Trust Collateral Agent.

AFS SenSub will purchase the Receivables from AmeriCredit pursuant to the Purchase Agreement, attached hereto as Exhibit 10.1, dated as of April 8, 2015 (the “Purchase Agreement”), between AmeriCredit and AFS SenSub. The Issuing Entity will purchase the Receivables from AFS SenSub pursuant to the Sale and Servicing Agreement, attached hereto as Exhibit 4.3, dated as of April 8, 2015 (the “Sale and Servicing Agreement”), among the Issuing Entity, AFS SenSub, AmeriCredit and Citibank, as Trust Collateral Agent.

AmeriCredit, as Servicer, will agree to perform servicing duties with regard to the Receivables pursuant to the Sale and Servicing Agreement and will also agree to serve as custodian of the Receivables pursuant to the Sale and Servicing Agreement. JPMorgan Chase Bank, N.A. (“JPMorgan Chase”) will agree to provide its banking services for the deposit of remittances related to the Receivables pursuant to the Lockbox Account Agreement, attached hereto as Exhibit 10.2, dated as of April 8, 2015 (the “Lockbox Account Agreement”), among Citibank, as Trustee, AmeriCredit and JPMorgan Chase, as Processor, and Regulus Group II LLC (“Regulus”) will agree to collect and deposit remittances related to the Receivables into the lockbox account pursuant to the Lockbox Processing Agreement, attached hereto as Exhibit 10.3, dated as of April 8, 2015 (the “Lockbox Processing Agreement”), among Citibank, as Trustee, AmeriCredit and Regulus.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1 Underwriting Agreement, dated as of April 8, 2015, among AmeriCredit, as Sponsor, AFS SenSub, as Seller, and the Representatives.

4.1 Indenture, dated as of April 8, 2015, between the Issuing Entity and Citibank, as Trustee and Trust Collateral Agent.

4.2 Amended and Restated Trust Agreement, dated as of April 8, 2015, between AFS SenSub and WTC, as Owner Trustee.

4.3 Sale and Servicing Agreement, dated as of April 8, 2015, among the Issuing Entity, AmeriCredit, as Servicer, AFS SenSub and Citibank, as Trust Collateral Agent.

10.1 Purchase Agreement, dated as of April 8, 2015, between AmeriCredit, as Seller, and AFS SenSub, as Purchaser.

10.2 Lockbox Account Agreement, dated as of April 8, 2015, among AmeriCredit, Citibank, as Trustee, and JPMorgan Chase, as Processor.

10.3 Lockbox Processing Agreement, dated April 8, 2015, among AmeriCredit, Citibank, as Trustee, and Regulus, as Processor.

10.7 Second Amended and Restated Servicing Agreement, dated as of January 1, 2006, between AmeriCredit and General Motors Financial of Canada, Ltd. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2015-2

By:	AmeriCredit Financial Services, Inc., as Servicer

By:	/s/ Frank E. Brown III
Name:	Frank E. Brown III
Title:	Senior Vice President, Corporate Counsel and Secretary

Dated: April 10, 2015

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of April 8, 2015, among AmeriCredit Financial Services, Inc., as Sponsor, AFS SenSub Corp., as Seller and Deutsche Bank Securities Inc., BNP Paribas Securities Corp., Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as Representatives of the Underwriters.

4.1	Indenture, dated as of April 8, 2015, between AmeriCredit Automobile Receivables Trust 2015-2, as Issuing Entity, and Citibank, N.A., as Trustee and Trust Collateral Agent.

4.2	Amended and Restated Trust Agreement, dated as of April 8, 2015, between AFS SenSub Corp., as Seller, and Wilmington Trust Company, as Owner Trustee.

4.3	Sale and Servicing Agreement, dated as of April 8, 2015, among AmeriCredit Automobile Receivables Trust 2015-2, as Issuing Entity, AmeriCredit Financial Services, Inc., as Servicer, AFS SenSub Corp., as Seller, and Citibank, N.A., as Trust Collateral Agent.

10.1	Purchase Agreement, dated as of April 8, 2015, between AmeriCredit Financial Services, Inc., as Seller, and AFS SenSub Corp., as Purchaser.

10.2	Lockbox Account Agreement, dated as of April 8, 2015, among AmeriCredit Financial Services, Inc., Citibank, N.A., as Trustee, and JPMorgan Chase Bank, N.A., as Processor.

10.3	Lockbox Processing Agreement, dated April 8, 2015, among AmeriCredit Financial Services, Inc., Citibank, N.A., as Trustee, and Regulus Group II LLC, as Processor.

10.7	Second Amended and Restated Servicing Agreement, dated as of January 1, 2006 between General Motors Financial of Canada, Ltd. and AmeriCredit Financial Services, Inc. (see Exhibit 4.4 to Form 8-K filed on March 8, 2006, in connection with Registration Statement No. 333-121120-06, which is incorporated by reference herein).

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